UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 18, 2026

MICROCHIP TECHNOLOGY INCORPORATED
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-42569	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.001 par value per share	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 7.50% Series A Mandatory Convertible Preferred Stock $0.001 par value per share	MCHPP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 18, 2026, our stockholders approved an amendment and restatement of our 2004 Equity Incentive Plan (the "Plan") to increase the number of shares of common stock authorized for issuance thereunder by 12,000,000. Our Board of Directors had previously approved the amendment and restatement of our Plan, subject to stockholder approval. The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

1.At our annual meeting of stockholders held on August 18, 2026, our stockholders elected each of the following individuals to serve on the Board until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ellen L. Barker	386,259,649	58,930,857	297,042	36,264,971
Rick Cassidy	422,631,851	22,245,572	610,125	36,264,971
Matthew W. Chapman	416,114,792	28,250,453	1,122,303	36,264,971
Mitch Little	439,287,679	5,100,058	1,099,811	36,264,971
Victor Peng	425,984,561	18,630,161	872,826	36,264,971
Karen M. Rapp	396,537,228	48,684,261	266,059	36,264,971
Steve Sanghi	407,175,970	37,235,300	1,076,278	36,264,971

In addition, the following proposals were voted on at the annual meeting:

2.Proposal to approve the amendment and restatement of our Plan to increase the number of shares of common stock authorized for issuance thereunder by 12,000,000 - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
430,844,377	13,783,474	859,697	36,264,971

3.Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Microchip for the fiscal year ending March 31, 2027 - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
448,748,959	32,630,529	373,031	0

4.Proposal to approve, on an advisory (non-binding) basis, the compensation of our named executives - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
366,406,303	77,323,079	1,758,166	36,264,971

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are provided as part of this report:

Exhibit Number	Exhibit Description
10.1	2004 Equity Incentive Plan, as amended and restated August 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROCHIP TECHNOLOGY INCORPORATED

Date: August 19, 2026	By: /s/ J. Eric Bjornholt
J. Eric Bjornholt
Senior Corporate Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)